UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2018

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Subordinated Notes Offering

On February 1, 2018, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“EPOGP”) and Enterprise Products Operating LLC (“EPO”) entered into an underwriting agreement (the “Subordinated Notes Underwriting Agreement”) with J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Scotia Capital (USA) Inc. as representatives of the several underwriters named on Schedule I thereto (the “Subordinated Notes Underwriters”), relating to the public offering of $700.0 million principal amount of EPO’s 5.375% Junior Subordinated Notes F due 2078 (the “Subordinated Notes”). The Subordinated Notes are unconditionally guaranteed on an unsecured and junior subordinated basis by the Partnership pursuant to a guarantee (the “Subordinated Guarantee” and, together with the Subordinated Notes, the “Subordinated Securities”). Closing of the issuance and sale of the Subordinated Securities is scheduled for February 15, 2018 (the “Subordinated Notes Closing”).

The offering of the Subordinated Notes (the “Subordinated Notes Offering”) has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-211317 and 333-211317-01) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated February 1, 2018, relating to the Subordinated Securities, filed with the United States Securities and Exchange Commission (the “SEC”) on February 2, 2018, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated May 12, 2016, the “Subordinated Notes Prospectus”).

The Subordinated Notes Underwriting Agreement provides that the obligations of the Subordinated Notes Underwriters to purchase the Subordinated Notes are subject to customary conditions. The Subordinated Notes Underwriters are obligated to purchase all of the Subordinated Notes if they purchase any of the Subordinated Notes. The Partnership, EPO and EPOGP have agreed to indemnify the Subordinated Notes Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Subordinated Notes Underwriters may be required to make because of any of those liabilities. The Subordinated Notes Underwriting Agreement also contains other customary representations, warranties and agreements. The summary of the Subordinated Notes Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as an exhibit hereto and incorporated herein by reference. The Subordinated Notes Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Subordinated Notes Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

The Subordinated Notes Prospectus provides that EPO expects to use the net proceeds from the Subordinated Notes Offering for the repurchase or redemption of all or a portion of EPO’s outstanding Junior Subordinated Notes B due January 2068 (the “Junior Subordinated Notes B”) and for general company purposes. Affiliates of certain of the Subordinated Notes Underwriters may hold EPO’s Junior Subordinated Notes B to be repaid or redeemed with proceeds from this offering and, accordingly, may receive a substantial portion of the net proceeds from the offering of Subordinated Notes. In addition, certain of the Subordinated Notes Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.

The Subordinated Securities are being issued under the Indenture, dated as of October 4, 2004, among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as guarantor, and Wells Fargo Bank, N.A., as trustee (collectively, as amended and supplemented by the Tenth Supplemental Indenture, dated as of June 30, 2007, providing for EPO as successor issuer, the “Base Indenture”) and the Thirty-First Supplemental Indenture thereto, to be dated as of February 15, 2018 (the “Thirty-First Supplemental Indenture” and, together with the Tenth Supplemental Indenture, the “Subordinated Notes Supplemental Indentures”). The terms of the Subordinated Notes Securities, the Base Indenture and the Subordinated Notes Supplemental Indentures are further described in the Subordinated Notes Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference and filed herewith as Exhibit 99.1. Such descriptions do not purport to be complete and are qualified by reference to the Base Indenture, which was filed under a Form 8-K on October 6, 2004, and the Thirty-First Supplemental Indenture, which will be filed under a Form 8-K after the Subordinated Notes Closing.

Senior Notes Offering

On February 1, 2018, the Partnership, EPOGP and EPO entered into an underwriting agreement (the “Senior Notes Underwriting Agreement”) with J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Scotia Capital (USA) Inc. as representatives of the several underwriters named on Schedule I thereto (the “Senior Notes Underwriters”) relating to the public offering of $750.0 million principal amount of EPO’s 2.800% senior notes due 2021 (“Senior Notes TT”) and $1,250.0 million principal amount of EPO’s 4.250% senior notes due 2048 (the “Senior Notes UU” and, together with the Senior Notes TT, the “Senior Notes”). The Senior Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership pursuant to a guarantee (the “Senior Guarantee” and, together with the Senior Notes, the “Senior Securities”). Closing of the issuance and sale of the Senior Securities is also scheduled for February 15, 2018 (the “Senior Notes Closing”).

The offering of the Senior Notes (the “Senior Notes Offering”) has been registered under the Securities Act pursuant to the Registration Statement, as supplemented by the Prospectus Supplement dated February 1, 2018, relating to the Senior Securities, filed with the SEC on February 2, 2018, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated May 12, 2016, the “Senior Notes Prospectus”).

The Senior Notes Underwriting Agreement provides that the obligations of the Senior Notes Underwriters to purchase the Senior Notes are subject to customary conditions. The Senior Notes Underwriters are obligated to purchase all of the Senior Notes if they purchase any of the Senior Notes. The Partnership, EPO and EPOGP have agreed to indemnify the Senior Notes Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Senior Notes Underwriters may be required to make because of any of those liabilities. The Senior Notes Underwriting Agreement also contains other customary representations, warranties and agreements. The summary of the Senior Notes Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as an exhibit hereto and incorporated herein by reference. The Senior Notes Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Senior Notes Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

The Senior Notes Prospectus provides that EPO expects to use the net proceeds from the Senior Notes Offering for the repayment of debt, including the repayment of amounts outstanding under its commercial paper program and the repurchase or redemption of all or a portion of the Junior Subordinated Notes B, and for general company purposes. Affiliates of certain of the Senior Notes Underwriters may hold EPO’s commercial paper notes or Junior Subordinated Notes B to be repaid or redeemed with proceeds from this offering and, accordingly, may receive a substantial portion of the net proceeds from the offering of Senior Notes. In addition, certain of the Senior Notes Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.

The Senior Securities are being issued under the Base Indenture and the Thirtieth Supplemental Indenture thereto, to be dated as of February 15, 2018 (the “Thirtieth Supplemental Indenture” and, together with the Tenth Supplemental Indenture, the “Senior Notes Supplemental Indentures”). The terms of the Senior Securities, the Base Indenture and the Senior Notes Supplemental Indentures are further described in the Senior Notes Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference and filed herewith as Exhibit 99.2. Such descriptions do not purport to be complete and are qualified by reference to the Base Indenture, which was filed under a Form 8-K on October 6, 2004, and the Thirtieth Supplemental Indenture, which will be filed under a Form 8-K after the Senior Notes Closing.

On February 1, 2018, the Partnership issued a press release relating to the public offering of the Subordinated Notes contemplated by the Subordinated Notes Underwriting Agreement and the public offering of the Senior Notes contemplated by the Senior Notes Underwriting Agreement. A copy of the press release is furnished herewith as Exhibit 99.3.

Transfer Agent and Distribution Reinvestment Plan Administrator Changes

On February 1, 2018, representatives of Equiniti Group plc (“Equiniti Group”) notified the Partnership that Equiniti Group had completed its acquisition of Wells Fargo Shareowner Services (“Shareowner Services”), previously a division of Wells Fargo Bank N.A. (“Wells Fargo”). Immediately prior to the acquisition, Wells Fargo served as transfer agent and registrar with respect to the Partnership’s common units and as administrator of the Partnership’s distribution reinvestment plan (the “Plan”). Following the acquisition of Shareowner Services, its business and operations by Equiniti Group, Equiniti Trust Company (an affiliate of Equiniti Group), d/b/a EQ Shareowner Services, now serves as transfer agent and registrar for the Partnership’s common units and as administrator of the Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Subordinated Notes Underwriting Agreement, dated February 1, 2018, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Scotia Capital (USA) Inc. as representatives of the several underwriters named on Schedule I thereto.

1.2	Senior Notes Underwriting Agreement, dated February 1, 2018, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Scotia Capital (USA) Inc. as representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

99.1	Description of the Subordinated Notes and Description of Debt Securities.

99.2	Description of the Senior Notes and Description of Debt Securities.

99.3	Press Release dated February 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its General Partner

Date: February 7, 2018	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Senior Vice President - Accounting and Risk Control

	By:	/s/ Michael W. Hanson
	Name:	Michael W. Hanson
	Title:	Vice President and Principal Accounting Officer